UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Senior Secured Notes

On April 17, 2020, Sabre GLBL Inc. (the “Issuer”), a wholly-owned subsidiary of Sabre Corporation (“Sabre,” the “Company,” “we,” “us,” or “our”), Sabre Holdings Corporation (“Holdings”) and certain of the Issuer’s subsidiaries, as guarantors (collectively, with Holdings, the “Guarantors”), and Wells Fargo Bank, National Association (“Wells Fargo”) as trustee and collateral agent, entered into an indenture (the “Secured Notes Indenture”) governing the Issuer’s newly issued $775 million aggregate principal amount of 9.250% senior secured notes due 2025 (the “Secured Notes”). The Secured Notes were issued in an aggregate principal amount of $775 million and will pay interest semiannually in arrears on April 15 and October 15 of each year, beginning on October 15, 2020, at a rate of 9.250% per year, and will mature on April 15, 2025.

The Secured Notes are jointly and severally, irrevocably and unconditionally guaranteed by Holdings and all of the Issuer’s restricted subsidiaries that guarantee the Issuer’s credit facility, which consists of the Amended and Restated Credit Agreement, dated as of February 19, 2013, as subsequently amended from time to time and now includes a $570 million term loan A facility, dated August 23, 2017, a $1,891 million term loan B facility, dated August 23, 2017, and a $400 million revolving credit facility (collectively, the “Credit Facility”). In addition, each future direct and indirect restricted subsidiary of the Issuer that guarantees indebtedness under the Credit Facility, any additional first lien obligations, any junior lien obligations or any capital markets debt securities of the Issuer or a guarantor, will guarantee the Secured Notes. The Credit Facility currently requires, subject to certain exceptions (including unrestricted subsidiaries and securitization subsidiaries), newly formed or acquired domestic wholly-owned subsidiaries to guarantee the obligations thereunder. Neither the Secured Notes nor the Credit Facility will be guaranteed by any of the Issuer’s foreign subsidiaries or unrestricted subsidiaries.

The Secured Notes and the guarantees are general senior secured obligations of the Issuer and each Guarantor, (i) rank equally in right of payment to all existing and future unsubordinated indebtedness of the Issuer, (ii) rank effectively senior to all unsecured indebtedness of the Issuer, to the extent of the value of the collateral securing the Secured Notes, which it shares pari passu with the Credit Facility, the Issuer’s $530 million 5.375% senior secured notes due 2023 issued on April 14, 2015 and the Issuer’s $500 million 5.250% senior secured notes due 2023 issued on November 9, 2015, (iii) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of the Issuer that do not guarantee the Secured Notes and (iv) are senior in right of payment to all existing and future subordinated indebtedness of the Issuer. Upon the occurrence of specific kinds of changes of control, the holders of the Secured Notes will have the right to cause the Issuer to repurchase some or all of the Secured Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

The Secured Notes Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to the Issuer, Holdings or the Corporation;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications. These covenants will be suspended, and shall not apply at any time during which the Secured Notes have been assigned an investment grade rating.

This description of the Secured Notes Indenture and the Secured Notes does not purport to be complete and is qualified in its entirety by reference to the Secured Notes Indenture and the form of the Secured Notes, which are attached to this Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Security Agreement

The Issuer’s and the Guarantors’ obligations under the Secured Notes Indenture are secured by first-priority liens on the same collateral securing, on a pari passu basis, the indebtedness owing under the Credit Facility, the Issuer’s $530 million 5.375% senior secured notes due 2023 issued on April 14, 2015 and the Issuer’s $500 million 5.250% senior secured notes due 2023 issued on November 9, 2015, pursuant to certain security agreements and pledge agreements, as may be amended from time to time among Holdings, the Issuer and certain of its restricted subsidiaries (collectively, the “Security Documents”), including a pledge and security agreement executed in connection with the entry into the Secured Notes Indenture, on April 17, 2020, by and among the Issuer, the Guarantors, and Wells Fargo, as collateral agent (the “Security Agreement”).

The liens granted under the Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	all equity interests of the Issuer, held by Holdings;

•	substantially all personal property of the Issuer and the Guarantors, subject to certain exceptions (including, without limitation, exceptions for real property leases and immaterial real property; motor vehicles; with respect to perfection by control, deposit and securities accounts; LC Assets (as defined in the Secured Notes Indenture); assets subject to certain categories of permitted liens; all letter of credit rights; securitization assets; capital stock of unrestricted subsidiaries; certain capital stock of foreign subsidiaries; and assets subject to certain legal or contractual restrictions on assignment or granting of security interests);

•	substantially all the equity interests of any of the Issuer’s restricted subsidiaries directly owned by the Issuer or any subsidiary Guarantor (or, in the case of a foreign subsidiary, 65% of the equity interests directly owned by the Issuer or a subsidiary Guarantor); and

•	mortgages on all material real property owned by the Issuer or any subsidiary Guarantor, none of which existed on the issue date for the Secured Notes,

except for, so long as such assets are not pledged to secure any other first lien obligations, Principal Domestic Properties and Domestic Subsidiaries, which include Headquarters and Headquarters SPV (each as defined in the Secured Notes Indenture).

This description of the Security Documents, including the Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Exchangeable Notes

On April 17, 2020, the Issuer, the Company, Holdings, and Wells Fargo, as trustee, entered into an indenture (the “Exchangeable Notes Indenture”) governing the Issuer’s newly issued $345 million aggregate principal amount of 4.000% exchangeable secured notes due 2025 (the “Exchangeable Notes”). The Exchangeable Notes were issued in an aggregate principal amount of $345 million (including exercise in full of the initial purchasers’ option to purchase an additional $45 million aggregate principal amount of Exchangeable Notes). They will pay interest semiannually in arrears on April 15 and October 15 of each year, beginning on October 15, 2020, at a rate of 4.000% per year, and will mature on April 15, 2025, unless earlier repurchased or exchanged.

The Exchangeable Notes are senior, unsecured obligations of the Issuer and are guaranteed on a senior unsecured basis by the Company and Holdings. The Exchangeable Notes are exchangeable at their holders’ election, under circumstances specified in the Exchangeable Notes Indenture, into consideration based on the Company’s common stock. This consideration will consist of shares of the Company’s common stock, cash, or a mixture of the two at the Issuer’s election. The initial exchange rate per $1,000 principal amount of Exchangeable Notes is 126.9499 shares of the Company’s common stock, which is equivalent to an exchange price of approximately $7.88 per share, subject to adjustment in circumstances specified in the Exchangeable Notes Indenture.

Upon any future occurrence of a “Fundamental Change” (as defined in the Exchangeable Notes Indenture), holders may require the Issuer to repurchase their Exchangeable Notes at a price equal to principal amount plus accrued and unpaid interest. If a “Make-Whole Fundamental Change” (as defined in the Exchangeable Notes Indenture) occurs with respect to any Exchangeable Note and the exchange date for the exchange of such Exchangeable Note occurs during the related “Make-Whole Fundamental Change Exchange Period” (as defined in the Exchangeable Notes Indenture), then, subject to the provisions set forth in the Exchangeable Notes Indenture, the exchange rate applicable to such exchange will be increased by a number of shares set forth in the table contained in the Exchangeable Notes Indenture.

This description of the Exchangeable Notes Indenture and the Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the Exchangeable Notes Indenture and the form of the Exchangeable Notes, which are attached to this Form 8-K as Exhibits 4.3 and 4.4, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Exchangeable Notes were sold to the initial purchasers in reliance on the exemption from the registration requirements of the Securities Act of 1933 provided by Section 4(a)(2) thereof, for resale to qualified institutional buyers pursuant to Rule 144A thereunder. The Issuer does not intend to file a shelf registration statement for the resale of the Exchangeable Notes or any common stock issuable upon exchange of the Exchangeable Notes. At the initial exchange rate, if all Exchangeable Notes were exchanged and settled solely through delivery of shares of common stock (and not cash), this would result in the issuance of approximately 43.8 million shares of common stock (or up to approximately 58.0 million shares if the exchange rate were increased by the maximum potential amount upon the occurrence of a “Make-Whole Fundamental Change” (as defined in the Exchangeable Notes Indenture)). Additional information pertaining to the Exchangeable Notes and the shares of the Company’s common stock issuable upon exchange of the Exchangeable Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The Secured Notes Indenture contains covenants that limit, among other things, the Issuer’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Company’s common stock to receive dividends. For more information, see the Secured Notes Indenture, which is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

Purchase Agreements

On April 13, 2020, the Issuer, Holdings and the several guarantors thereunder entered into a purchase agreement with Goldman Sachs & Co. LLC, as representative of the several initial purchasers listed in Schedule I thereto, relating to the Secured Notes offering.

On April 13, 2020, the Issuer, the Company and Holdings entered into a purchase agreement with Goldman Sachs & Co. LLC, as representative of the several initial purchasers listed in Schedule I thereto, relating to the Exchangeable Notes offering.

Press Releases

On April 13, 2020, the Company issued a press release announcing that the Issuer had upsized and priced the previously announced private offerings of the Secured Notes and the Exchangeable Notes (together, the “Notes”). The net proceeds from the sales of the Notes will be used for general corporate purposes.

On April 17, 2020, the Company issued a press release announcing that the private offerings of the Notes had been completed.

Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “believe,” “could,” “likely,” “expect,” “plan,” “commit,” “guidance,” “outlook,” “anticipate,” “will,” “incremental,” “preliminary,” “forecast,” “continue,” “strategy,” “confidence,” “momentum,” “estimate,” “objective,” “project,” “may,” “should,” “would,” “intend,” “potential” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K filed with the SEC on February 26, 2020, the Form 8-K filed with the SEC on April 13, 2020 and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of April 17, 2020, among Sabre GLBL Inc., each of the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

4.2	Form of 9.250% Senior Secured Notes due 2025 (included in Exhibit 4.1).

4.3	Indenture, dated as of April 17, 2020, among Sabre GLBL Inc., Sabre Corporation, Sabre Holdings Corporation and Wells Fargo Bank, National Association, as trustee.

4.4	Form of 4.000% Exchangeable Senior Notes due 2025 (included in Exhibit 4.3).

10.1

Pledge and Security Agreement, dated as of April 17, 2020, among Sabre GLBL Inc., Sabre Holdings Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as collateral agent.

99.1	Press Release dated April 13, 2020.

99.2	Press Release dated April 17, 2020.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: April 17, 2020

	By:	/s/ Aimee Williams-Ramey
	Name: Title:	Aimee Williams-Ramey
Senior Vice President and General Counsel